SHELTON BDC INCOME FUND

Portfolio of Investments (Expressed in U.S. Dollars) September 30, 2020

Security Description	Shares	Value
Common Stock (100.57%)

Financial (100.57%)
Diversified Financial Services (0.22%)
Newstar Financial Inc CVR(a)	100,410	$8,033
		8,033
Investment Company (100.35%)
Medley Management Inc	18,639	10,848
Apollo Investment Corp	5,076	41,979
Ares Capital Corp	40,461	564,429
Barings BDC Inc	31,700	253,600
BlackRock TCP Capital Corp	8,600	84,366
FS KKR Capital Corp II	19,900	292,729
Goldman Sachs BDC Inc	7,780	117,011
Golub Capital BDC Inc	13,750	182,050
Hercules Capital Inc	16,750	193,798
Main Street Capital Corp	7,700	227,689
New Mountain Finance Corp	14,500	138,620
Oaktree Strategic Income Corp	27,513	179,110
Owl Rock Capital Corp	15,875	191,453
Saratoga Investment Corp	20,000	499,002
Sixth Street Specialty Lending Inc	21,200	364,852
Solar Capital Ltd	15,729	249,305
TriplePoint Venture Growth BDC Corp	4,728	52,197
		3,643,038

Total Common Stock (Cost $3,903,514)		3,651,071

Total Investments (Cost $4,398,514)(a) (100.57%)		3,651,071
Liabilities in Excess of Other Assets (-0.57%)		(20,607)
Net Assets (100.00%)		$3,630,464

(a)	Level 3 security fair valued under procedures established by the Board of Trustees, represents 2.14% of net assets. The total value of the fair value security is $8,033.

(b)	Aggregate cost for federal income tax purpose is $4,398,514

At September 30, 2020, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$41,822
Unrealized depreciation	(843,486)
Net unrealized depreciation	$(801,664)